UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

 1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

The Swiss Helvetia Fund, Inc. Executive Offices 615 East Michigan Street Milwaukee, WI 53202 (800) 730-2932

A Swiss Investments Fund www.swzfund.com	Semi-Annual Report

For the Six Months Ended
June 30, 2022

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, as resumed by the Board and announced in November 2019, the Fund will pay a quarterly distribution stated in terms of a fixed amount of $0.1665 per share, which equates to an annualized distribution rate of 6.00% based on the Fund's net asset value of $11.10 per share as of October 31, 2021.  In accordance with the policy, the Fund distributed on March 31, 2022 and June 30, 2022, $0.1665 per share to stockholders of record on March 22, 2022 and June 21, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board reviews the Fund’s managed distribution policy periodically and may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information  regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of June 30, 2022)

For the six-month period ended June 30, 2022, The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased by -21.78% in US dollars (“USD”) on a total return basis. For the same period, the Fund’s share price decreased by -17.64% in USD on a total return basis. This compares with a decrease of -19.34% in the Swiss Performance Index (the “Index” or the “SPI”) in USD.

Economic environment during the period under review

Global economic review
In the first half of 2022, the global economy had to deal with multiple unanticipated threats and uncertainties. Both inflation, which had recently been viewed only as transient, and the war in Ukraine have become wider-reaching and of greater concern. Lock-downs in China further impacted global supply chains that were already experiencing challenges in the second half of the previous year. This resulted in companies not receiving ordered items they needed for their own output, even when they were willing to pay higher prices. Other companies postponed their investments in response to the geopolitical uncertainties. Consumers, despite enjoying close to full employment, purchased fewer goods as a consequence of significant price increases and due to the uncertainty that the political instability spurred by increasing energy costs might bring. Central banks shifted to an “inflation fighting” mode, leaving market participants wondering whether it would be possible to get inflation under control while limiting economic damage.

Economic activity across the world weakened, and gross domestic product (“GDP”) fell in the US for two consecutive quarters. It is possible that the GDP in other countries may also experience similar declines, and there is a high probability that Europe will experience even worse economic development.

Market environment during the period under review
During the first half of 2022, both equity and bond markets decreased significantly, with only tentative signs of stabilization towards the end of the period.

Worldwide equities, measured by the MSCI World Index, decreased -20.3% in USD for the first half of 2022.

With respect to European equities, the MSCI Europe Index decreased -13.4% in EUR, although the weakening of the currency has translated into a -20.3% USD decrease. Within the region, the returns of certain major indexes were comparatively not as negative: UK’s FTSE 100 decreased -1.0% and Spain’s IBEX 35 decreased -5.3%. In contrast, however, Germany’s Dax Index

THE SWISS HELVETIA FUND, INC.

decreased -19.5% and Italy’s FTSE MIB decreased -19.6% experienced greater declines (all in local currencies). The dismal performance of the latter two indexes can be explained to a certain extent by their respective countries’ dependence on a now much reduced flow of Russian gas.

Swiss equities, as measured by the SPI, declined by -15.9% in the first half of 2022 (in CHF, which translates to a -19.3% USD decrease) – faring only slightly better than global equities. Within Switzerland, small and mid-cap companies, represented by the SPI Extra Index (the “SPIEX”), declined by -23.1% and underperformed the large cap companies segment, represented by the Swiss Market Index Total Return (the “SMIC”), by -8.8% on a relative basis.

All sectors within the SPI performed negatively. Banks showed the strongest resilience in the first half year of 2022 by decreasing only -0.8%. Automobiles (-50.6%), Technology (-40.2%) and Materials (-36.0%) were the worst performing sectors (in USD).

IMPORTANT INFORMATION CONCERNING
MANAGEMENT DISCUSSION AND ANALYSIS

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2022. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund's portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change from time to time. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the first half 2022

Sector
Weight
Absolute sector performance
Banks 1.11%
Telecommunications 0.94%
Insurance 7.21%
Travel and Leisure 0.07%
Real Estate 1.37%
Basic Resources 0.03%
Food, Beverage and Tobacco 22.13%
Health Care 35.29%
Utilities 0.16%
Media 0.04%
Personal Care, Drug and Grocery Stores 0.34%
Retail 0.21%
Financial Services 7.13%
Consumer Products and Services 4.47%
Industrial Goods and Services 9.41%
Chemicals 2.46%
Materials 5.94%
Technology 1.66%
Automobiles and Parts 0.03%
-55%
-45%
-35%
-25%
-15%
-5%
5%

Source: Schroders, Explore, as of June 30, 2022. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

The Fund’s NAV declined by -21.78% in USD, which underperformed the Index’s return for the period under review.

Switzerland saw a shift in style leadership in the first half of 2022 from growth to value. The MSCI Switzerland Value Index significantly overperformed the MSCI Switzerland Growth Index by +13.3%. Thus, the value bias applied by the Fund’s investment adviser was positive during the period. On the other hand, the bias towards small and mid-cap companies was negative as the SMIC outperformed the SPIEX by +8.8%.

THE SWISS HELVETIA FUND, INC.

In terms of stock picking, the biggest detractors to relative performance came from overweights in Swissquote, Tecan, AMS, Logitech and Partners Group. Another detractor to performance came from an underweight in Novartis.

On the other hand, underweights in Sika, Lonza, Straumann and Givaudan and an overweight in Arytza had a positive impact on relative performance.

The Fund’s private equity position in Aravis Biotech positively contributed to performance.

Portfolio changes

In total, there were 20 purchases and 14 sales of listed equities on a net basis in the first half of 2022. As of June 30, 2022, there were 45 listed companies held by the Fund and 4 direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

Givaudan
Kuehne & Nagel

Additions to Existing Investments

AMS
Aryzta
BKW
Comet
Forbo
Idorsia
Logitech
Lonza
Medacta
Nestlé
Oerlikon
Partners Group
Richemont
Sika
Straumann
Swissquote
Tecan
VAT

Positions Entirely Disposed of

Alcon
Cembra
Credit Suisse
SGS

Reductions in Existing Investments

ABB
Baloise
Novartis
Roche
Schindler
SFS
Sonova
Swatch
Swiss Life
Zurich Insurance

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in Givaudan and Kuehne & Nagel.

Givaudan, the Swiss multinational manufacturer of flavors, and active cosmetic ingredients and fragrances, was added to the portfolio after its share price contracted significantly. It is a quality company, though its valuation is still a bit high, which is the reason for maintaining a relative underweight compared to Givaudan’s weight in the Index.

Kuehne & Nagel is a global shipping and logistics company, which has been one of the few beneficiaries of the global supply chain disruptions.

The Fund increased positions in companies that it believes continue to have positive outlooks but whose stock prices have decreased due to market movements, including Comet, Oerlikon, Richemont and Tecan. The Fund increased its position in BKW, a company that is expected to benefit from rising energy prices, but which the Fund’s investment adviser does not believe has been reflected yet in its market value. The Fund also increased its position in Aryzta, due to a turnaround in its performance as reflected in its latest shareholder report numbers.

Positions entirely sold were Cembra, Credit Suisse, Alcon and SGS.

Alcon had a strong rebound in its sales and also in its stock price after the 2020 covid related lockdown. The Fund’s investment adviser sold the position due to concerns that company’s growth might slow down. With respect to SGS, the Fund’s investment adviser believe the company’s valuation has become expensive in relative terms and better growth opportunities are available in other companies. The Fund’s position in Cembra was fully sold for similar reasons, as the Fund’s investment adviser believed that other financial companies might offer better opportunities. Credit Suisse was entirely disposed due to further concerns surrounding the company’s quality and risk management.

ABB and Schindler were reduced on valuation grounds and for risk management reasons as bottlenecks are slowing the company’s deliveries. Partial profits were taken in Sonova, Roche and SFS, which outperformed the Index.

Outlook

Global inflation has climbed to multi-decade highs as soaring commodity prices have exacerbated strong underlying price pressures. While it is possible that the peak in global inflation is approaching, there are several reasons to think that it may fall relatively slowly. Lockdowns in China have caused bottlenecks in global supply chains to re-emerge, upside risks to commodity prices remain, wage growth is accelerating, and demand is re-orientating towards services where

THE SWISS HELVETIA FUND, INC.

inflation is beginning to pick up. Worryingly, while consumers have so far been able to stomach higher prices, cracks are beginning to appear in demand. Consumer confidence has collapsed as real wages contract, tighter financial conditions are feeding through in weaker housing activity and consumer savings are not as plentiful as they were during the height of the Covid-19 pandemic. Central banks have taken steps to fight inflation and interest rates are expected to rise sharply. The mood amongst policymakers may change once inflation has eased and attention turns back to growth, but it will be difficult to engineer a soft landing and the risks of recession are rising. We have cut our forecast for global GDP growth to just 2.7% for this year and next from 3.8% and 3.0% previously.

The International Monetary Fund (the “IMF”) now expects world GDP to slow from an estimated 6.1% in 2021 to 3.6% in 2022 and 2023. In Switzerland, the State Secretariat of Economic Affairs (the “SECO”) has adjusted growth expectations from 2.8% to 2.6% for 2022. For 2023, a growth of 1.9% is expected. The SECO’s inflation expectation for 2022 has been increased from 1.9% to 2.5%. In this context, it was a remarkable decision by the Swiss National Bank (the “SNB”) to increase interest rates by 50 basis points to -0.25% in June. Compared to other regions, inflation is expected to remain substantially lower in Switzerland. The SNB decision should help to contribute to this result, since it supports an appreciation of the Swiss franc which is dampening the inflation impact from imports.

A strong Swiss franc is short term a challenge for export-oriented companies; in the mid-to long term, however, it should act as an enabler for sustained innovation and productivity gains, attributes that should make Swiss companies highly successful in international competition.

In terms of investment focus, the Fund’s investment adviser continues to focus on the longer-term fundamental outlook of companies, not on just the next couple of months of performance. The focus remains heavily on seeking high quality companies with low or almost no debt, which are geographically well diversified and leaders in their niche. Companies with such attributes tend to more easily overcome difficult times and come out of a crisis stronger, which is the foundation of outperformance over many cycles. For active managers, the current environment offers excellent buying opportunities.

THE SWISS HELVETIA FUND, INC.

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 6/30/2022

Net asset value returns	1 year	5 years	10 years
The Swiss Helvetia Fund, Inc.	-16.30%	4.11%	7.70%

Market price returns
The Swiss Helvetia Fund, Inc.	-13.11%	4.52%	8.48%

Index returns
Swiss Performance Index	-12.52%	6.55%	9.34%

Share price as of 6/30/2022
Net asset value			$8.68
Market price			$7.86

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Swiss Performance Index (SPI) is considered Switzerland's overall stock market index. It comprises practically all of the SIX Swiss Exchange-traded equity securities of companies that are domiciled in Switzerland or the Principality of Liechtenstein. You cannot invest directly in an index.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — 99.01%

Banks — 3.03%

216,000	UBS Group AG	$3,472,335	3.03%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $2,958,201)
		3,472,335	3.03%
Biotechnology — 1.84%

41,308	Idorsia Ltd.[1]	588,974	0.51%
	Researches, develops,
	and manufactures
	pharmaceutical, biological,
	and diagnostic products.
	(Cost $1,141,326)

2,386	Lonza Group AG	1,268,579	1.11%
	Produces organic fine
	chemicals, biocides,
	active ingredients, and
	biotechnology products.
	(Cost $1,570,097)

3,788	PolyPeptide Group AG	257,980	0.22%
	Operates as a
	biotechnology company.
	The Company focuses on
	producing proprietary and
	generic GMP grade peptides
	for the pharmaceutical and
	biotechnology industry.
	(Cost $266,102)
		2,115,533	1.84%
Building Materials — 3.00%

820	Forbo Holding AG	1,089,507	0.95%
	Produces floor coverings,
	adhesives and belts for
	conveying and power
	transmission.
	(Cost $1,292,481)

2,100	Geberit AG	1,006,403	0.88%
	Manufactures and supplies
	water supply pipes and
	fittings, installation, and
	drainage and flushing
	systems such as visible
	cisterns other sanitary
	systems for the
	commercial and residential
	construction markets.
	(Cost $1,000,204)

5,841	Sika AG	1,342,268	1.17%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers
	worldwide.
	(Cost $1,087,369)
		3,438,178	3.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Chemicals — 0.24%

78	Givaudan SA	$273,511	0.24%
	Manufactures and markets
	fragrances and flavors from
	natural and synthetic
	ingredients. The Company
	sells its products to
	manufactures of perfumes,
	beverages, prepared foods,
	and consumer goods.
	(Cost $354,011)
		273,511	0.24%
Computers — 3.08%

52,800	Logitech International SA	2,750,442	2.40%
	Engages in the development
	and marketing of hardware
	and software products that
	enable or enhance digital
	navigation, music and video
	entertainment, gaming,
	social networking and audio
	and video communication.
	(Cost $1,662,396)

64,811	SoftwareONE Holding AG	774,469	0.68%
	Provides IT services. The
	Company offers cloud
	computing, portfolio
	management, procurement,
	unified communication,
	and other related solutions.
	(Cost $1,405,296)
		3,524,911	3.08%
Diversified Financial Services — 3.64%

31,835	Julius Baer Group Ltd.	1,464,473	1.28%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $1,344,842)

17,200	Swissquote Group
	Holding SA	1,740,032	1.52%
	Through its subsidiaries,
	offers online financial
	services. The company
	operates an online trading
	system which offers
	customers real-time
	securities quotes on the
	Swiss Stock Exchange.
	(Cost $2,038,917)

13,408	VZ Holding AG	969,169	0.84%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products and
	coverage.
	(Cost $438,472)
		4,173,674	3.64%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Electric — 1.34%

14,700	BKW AG	$1,530,882	1.34%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions
	for its clients.
	(Cost $1,177,241)
		1,530,882	1.34%
Electronic Components & Equipment — 2.51%

77,110	ABB Ltd.	2,050,682	1.79%
	Provides power and
	automation technologies.
	The company operates
	under segments that include
	power products, power
	systems, automation
	products, process
	automation, and robotics.
	(Cost $1,759,036)

5,300	Comet Holding AG	832,632	0.72%
	Develops, produces, and
	distributes components
	and systems for x-ray tubes,
	vacuum condensers, and
	radio frequency, as well
	as other medical products.
	(Cost $1,463,745)
		2,883,314	2.51%
Food — 22.95%

1,788,449	Aryzta AG1	1,982,080	1.73%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $2,118,165)

209,105	Nestle SA	24,340,796	21.22%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $14,429,871)
		26,322,876	22.95%
Hand/Machine Tools — 0.47%

2,980	Schindler Holding AG	541,932	0.47%
	Manufactures and installs
	elevators, escalators, and
	moving walkways
	internationally. The
	company’s products are
	used in airports, subway
	stations, railroad terminals,
	shopping centers, cruise
	ships, hotels, and office
	buildings. The company
	also offers maintenance
	services.
	(Cost $627,924)
		541,932	0.47%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare-Products — 6.07%

125,416	Eyesense AG,
	Series A1,2,3	$44,541	0.04%
	A spin-out from Ciba
	Vision AG. Develops novel
	ophthalmic self- diagnostic
	systems for glucose
	monitoring of diabetes
	patients.
	(Cost $3,007,048)

5,990	Medacta Group SA	569,999	0.50%
	Produces and distributes
	medical devices. The
	company develops,
	manufactures, and
	distributes orthopedic
	and neurosurgical
	medical devices.
	(Cost $627,328)

7,111	SKAN Group AG	384,760	0.34%
	Provides health care
	supplies. The Company
	offers isolators, cleanroom
	devices, and decontamination
	processes for the aseptic
	production of the
	biopharmaceutical products.
	(Cost $550,502)

4,850	Sonova Holding AG	1,540,085	1.34%
	Designs and produces
	wireless analog and digital
	in-the-ear and behind-the-ear
	hearing aids and
	miniaturized voice
	communications systems.
	(Cost $746,143)

221,085	Spineart SA1,2,3	1,452,577	1.27%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to implant
	high-end products to
	simplify the surgical act.
	(Cost $1,554,486)

5,510	Straumann Holding AG	659,865	0.57%
	Develops, produces, and
	sells dental implants. The
	company manufactures
	metal devices implantable
	in the jaw, in place of
	missing teeth, to which
	prosthetic teeth are attached.
	(Cost $662,325)

7,980	Tecan Group AG	2,310,603	2.01%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $1,317,709)
		6,962,430	6.07%
Industrials — 3.30%

2,900	Belimo Holding AG	1,017,810	0.89%
	Manufactures heating,
	ventilation and air
	conditioning equipment.
	(Cost $344,115)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Industrials — (continued)

1,900	Daetwyler Holding AG	$391,372	0.34%
	Manufactures rubber
	components and sealing
	solutions for the automotive,
	pharmaceutical and civil
	engineering industries.
	(Cost $686,154)

234,000	OC Oerlikon Corp. AG	1,624,202	1.42%
	Manufactures industrial
	equipment. The Company
	produces protective
	coatings for precision
	tools and components,
	equipment for textile
	production, and propulsion
	technology drive systems.
	(Cost $2,574,223)

3,137	VAT Group AG	745,789	0.65%
	Developer, manufacturer
	and supplier of vacuum
	valves, multi-valve modules
	and edge-welded bellows
	for use in semiconductor,
	display and solar panel
	manufacturing.
	(Cost $1,263,665)
		3,779,173	3.30%
Insurance — 8.38%

9,760	Baloise Holding AG	1,589,371	1.39%
	Offers group and individual
	life, health, accident, liability
	property, and transportation
	insurance to customers in
	Europe. The Company also
	offers private banking and
	asset management services.
	(Cost $1,504,078)

9,100	Helvetia Holding AG	1,061,754	0.92%
	Provides a broad range
	of life, casualty, liability,
	accident and transportation
	insurance in Switzerland and
	in other European countries.
	The Company insures
	individuals, property such
	as vehicles and buildings,
	and consumer goods and
	personal belongings
	(Cost $801,083)

4,130	Swiss Life Holding AG	2,006,006	1.75%
	Provides life insurance
	and institutional
	investment management.
	(Cost $1,109,486)

11,430	Zurich Insurance
	Group AG	4,957,159	4.32%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses,
	commercial enterprises,
	mid-sized and large
	corporations, and
	multinational companies.
	(Cost $3,698,494)
		9,614,290	8.38%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

		Percent
No. of		of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Metal Fabricate/Hardware — 1.04%

11,806	SFS Group AG	$1,190,034	1.04%
	Provides automotive
	products, building and
	electronic components,
	flat roofing and solar
	fastening systems. The
	company operates
	production facilities in Asia,
	Europe and North America.
	(Cost $778,990)
		1,190,034	1.04%
Packaging & Containers — 2.51%

131,300	SIG Combibloc Group AG	2,882,881	2.51%
	The company, through its
	subsidiaries, manufactures
	and produces bottling
	machines and systems for
	the food and beverage
	industries. The company
	serves customers worldwide.
	(Cost $1,687,309)
		2,882,881	2.51%
Pharmaceuticals — 24.31%

150,000	Novartis AG	12,667,781	11.05%
	One of the leading
	manufacturers of
	branded and generic
	pharmaceutical products.
	(Cost $7,874,639)

45,700	Roche Holding AG	15,206,283	13.26%
	Develops and
	manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription
	drugs to treat
	cardiovascular, infectious
	and autoimmune diseases
	and for other areas
	including dermatology
	and oncology.
	(Cost $8,246,615)
		27,874,064	24.31%
Private Equity — 2.78%

3,550	Partners Group
	Holding AG	3,189,753	2.78%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure and
	private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele
	of institutional investors.
	Partners Group is
	headquartered in Zug,
	Switzerland.
	(Cost $3,605,292)
		3,189,753	2.78%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Retail — 6.04%

51,000	Cie Financiere
	Richemont SA	$5,415,104	4.72%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $3,983,791)

34,200	Swatch Group AG –
	Registered Shares	1,516,110	1.32%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary
	to its various watch brand
	companies. The company
	also operates retail boutiques.
	(Cost $2,728,829)
		6,931,214	6.04%
Semiconductors — 1.45%

185,000	AMS AG1	1,661,493	1.45%
	Designs and manufactures
	advanced sensor solutions.
	The company also delivers
	a broad range of technology
	solutions for consumer
	electronics and
	communication device
	manufactures.
	(Cost $2,785,425)
		1,661,493	1.45%
Transportation — 1.03%

5,000	Kuehne + Nagel
	International AG	1,180,342	1.03%
	Transports freight
	worldwide. The company
	operates sea, land, and
	rail freight transportation
	businesses and
	warehousing and
	distribution facilities.
	(Cost $1,358,812)
		1,180,342	1.03%
	Total Common Stock
	(Cost $91,632,237)	113,542,820	99.01%

Preferred Stock — 0.04%

Industrial Goods & Services — 0.04%

500,863	SelFrag AG Class A1,2,3	47,086	0.04%
	Designs, manufactures and
	sells industrial machines
	and processes using
	selective fragmentation
	technology.
	(Cost $1,932,198)
		47,086	0.04%
	Total Preferred Stock
	(Cost $1,932,198)	47,086	0.04%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

		Percent
No. of		of Net
Shares	Security	Value	Assets
Limited Partnership — 1.07%

Biotechnology — 1.07%

3,294,705	Aravis Biotech II,
	Limited Partnership[1,3,4]	$1,224,755	1.07%
	Makes early stage venture
	investments in the
	biotechnology &
	pharmaceuticals industry.
	(Cost $1,810,184)
		1,224,755	1.07%
	Total Limited Partnership
	(Cost $1,810,184)	1,224,755	1.07%

Short-Term Investment — 0.00%

682	U.S. Bank Money
	Market Deposit
	Account, 1.200%[5]	682	0.00%
	(Cost $682)
		682	0.00%
	Total Short-Term
	Investment
	(Cost $682)	682	0.00%

	Total Investments[6]
	(Cost $95,375,301)	114,815,343	100.12%

	Other Assets
	Less Liabilities	(141,045)	-0.12%
	Net Assets	$114,674,298	100.00%

	Net Asset Value Per Share:
	($114,674,298 ÷13,212,254
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$8.68

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(continued)

[1]	Non-income producing security.

[2]	Value determined using significant unobservable inputs.

[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $2,768,959 or 2.41% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,554,486
		$8,303,916

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value				Change in		Value
	as of	Gross	Gross	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/21	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	Income	6/30/22
Aravis Biotech II,
Limited Partnership	$1,024,517	$—	$—	$—	$200,238	$—	$1,224,755
	$1,024,517	$—	$—	$—	$200,238	$—	$1,224,755

[5]	Rate shown is the seven day annualized yield as of June 30, 2022.

[6]
Under the Fund’s credit agreement, U.S. Bank National Association, as lender, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the credit agreement with the lender (Note 9).

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2022
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2022
Pharmaceuticals	24.31%
Food	22.95%
Insurance	8.38%
Healthcare-Products	6.07%
Retail	6.04%
Diversified Financial Services	3.64%
Industrials	3.30%
Computers	3.08%
Banks	3.03%
Building Materials	3.00%
Biotechnology	2.91%
Private Equity	2.78%
Electronic Components & Equipment	2.51%
Packaging & Containers	2.51%
Semiconductors	1.45%
Electric	1.34%
Metal Fabricate/Hardware	1.04%
Transportation	1.03%
Hand/Machine Tools	0.47%
Chemicals	0.24%
Industrial Goods & Services	0.04%
Other Assets Less Liabilities	-0.12%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2022
Nestle SA	21.22%
Roche Holding AG	13.26%
Novartis AG	11.05%
Cie Financiere Richemont SA	4.72%
Zurich Insurance Group AG	4.32%
UBS Group AG	3.03%
Partners Group Holding AG	2.78%
SIG Combibloc Group AG	2.51%
Logitech International SA	2.40%
Tecan Group AG	2.01%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $93,565,117)	$113,590,588
Investments in affiliated issuers, at value (cost $1,810,184)	1,224,755
Total Investments, at value (cost $95,375,301)	114,815,343
Foreign currency (cost $1,602)	1,627
Tax reclaims receivable	1,808,885
Prepaid expenses	38,404
Total assets	116,664,259

Liabilities:
Loans payable (Note 9)	1,733,000
Accrued Fees and Expenses:
Investment advisory	75,457
Audit	27,873
Custody	22,931
Directors’	69,994
Other	60,706
Total liabilities	1,989,961
Net assets	$114,674,298

Composition of Net Assets:
Paid-in capital	$95,948,024
Total distributable earnings	18,726,274
Net assets	$114,674,298

Net Asset Value Per Share:
($114,674,298 ÷ 13,212,254 shares outstanding,
$0.001 par value: 50 million shares authorized)	$8.68

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2022

Investment Income:
Dividend (less of foreign tax withheld of $455,405)	$2,795,078
Interest income	52
Total income	2,795,130
Expenses and Fees:
Investment advisory (Note 2)	461,490
Directors’	151,410
Officer	66,427
Administration (Note 3)	65,004
Delaware franchise tax	40,000
Legal (Note 3)	38,112
Custody (Note 3)	31,700
Printing and shareholder reports	31,448
Audit (Note 3)	27,375
Insurance	21,088
Transfer agency (Note 3)	15,163
Miscellaneous	30,703
Total expenses	979,920
Net investment income	1,815,210
Realized and Unrealized Gains (Loss) on Investments and Foreign Currency Translations:
Net realized gain (loss) from:
Investments in unaffiliated issuers	1,351,554
Foreign currency transactions	(53,496)
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	1,298,058
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(36,041,961)
Investments in affiliated issuers	200,238
Foreign currency translations	(109,840)
Total net change in unrealized appreciation from
unaffiliated and affiliated issuers, and foreign currency translations	(35,951,563)
Net Realized and Unrealized Loss on
Investments and Foreign Currency Translations	(34,653,505)
Net Decrease in Net Assets from Operations	$(32,838,295)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Cash Flows (Unaudited)	For the Six Months Ended June 30, 2022

Cash flows from operating activities:
Net decrease in net assets applicable to common shareholders	$(32,838,295)
Adjustments to reconcile net increase in net assets
applicable to common shareholders resulting from
operations to net cash provided by operating activities:
Purchases of investments	(12,171,392)
Proceeds from sales of investments	12,746,150
Net purchases and sales of short-term investments	281,247
Increase in dividends and interest receivable	(524,868)
Increase in other assets	(21,411)
Decrease in payable to Adviser	(19,954)
Increase in loans payable	1,733,000
Decrease in accrued expenses and other liabilities	(80,705)
Net realized gains from investments and foreign currency translations	(1,351,554)
Net change in unrealized appreciation of investments	35,841,723
Net cash provided by operating activities	3,593,941

Cash flows from financing activities:
Distributions paid to common shareholders	(4,399,681)
Net cash used in financing activities	(4,399,681)
Net change in cash	$(805,740)

Cash, including foreign currency:
Beginning of period	807,367
End of period	$1,627

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,815,210	$692,338
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	1,298,058	3,732,741
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated
issuers and foreign currency translations	(35,951,563)	17,099,533
Net increase (decrease) in net assets from operations	(32,838,295)	21,524,612
Distributions to Stockholders:
From earnings	(4,399,681)	(1,984,457)
From return of capital	—	(5,667,420)
Total distributions to stockholders	(4,399,681)	(7,651,877)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	—	(125)
Total decrease from capital share transactions	—	(125)
Total increase (decrease) in net assets	(37,237,976)	13,872,610
Net Assets:
Beginning of period	151,912,274	138,039,664
End of period	$114,674,298	$151,912,274

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six
	Months Ended
	June 30, 2022	For the Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at the beginning of period	$11.50	$10.45	$9.71	$7.96	$14.10	$11.66
Income from Investment Operations:
Net investment income[1]	0.14	0.05	0.05	0.01	0.14	0.13
Net realized and unrealized
gain (loss) on investments[2]	(2.63)	1.58	1.24	1.88	(1.35)	2.41
Total from investment activities	(2.49)	1.63	1.29	1.89	(1.21)	2.54
Gain from tender offer	—	—	—	—	0.30 [4]	0.03
Capital change resulting from
the issuance of fund shares	—	—	—	—	(0.12)[4]	—
Anti-dilutive effect of common
share repurchase program	—	—	0.01	—	—	—
Less Distributions:
Dividends from investment income
and net realized gains from
foreign currency transactions	(0.33)	(0.06)	(0.08)	(0.12)	(0.10)	(0.13)
Distributions from net realized capital gains	—	(0.09)	—	(0.02)	(5.01)	—
Return of Capital	—	(0.43)	(0.48)	—	—	—
Total distributions	(0.33)	(0.58)	(0.56)	(0.14)	(5.11)	(0.13)
Net asset value at end of period	$8.68	$11.50	$10.45	$9.71	$7.96	$14.10
Market value per share at the end of period	$7.86	$9.94	$8.94	$8.41	$6.90	$12.76
Total Investment Returns:[3,5]
Based on market value per share	-17.64%	18.25%	14.18%	24.00%	-10.90%	26.26%
Based on net asset value per share	-21.78%	16.09%	14.29%	23.80%	-6.98%	22.17%
Ratios to Average Net Assets:[6]
Net expenses	1.49%	1.40%	1.80%	2.13%	1.44%	1.40%
Gross expenses	1.49%	1.40%	1.80%	2.13%	1.44%	1.40%
Net investment income	2.75%	0.48%	0.48%	0.10%	1.12%	0.98%
Supplemental Data and Ratios
Net assets at end of year (000’s)	$114,674	$151,912	$138,040	$128,864	$105,577	$356,832
Average net assets during the year (000’s)	$132,947	$144,019	$125,666	$118,960	$305,270	$350,487
Portfolio turnover rate	9%	11%	12%	18%	21%	9%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gains and losses.
[3]
Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[4]
On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018. As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding as of November 20, 2018.

[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the fair valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $2,768,959, or 2.41% of the Fund’s net assets at June 30, 2022 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$112,045,702	$—	$1,497,118	$—	$113,542,820
Preferred Stock	—	—	47,086	—	47,086
Limited Partnership	—	—	—	1,224,755	1,224,755
Money Market Deposit Account	—	682	—	—	682
Total Investments in Securities	$112,045,702	$682	$1,544,204	$1,224,755	$114,815,343

*	Please see the Schedule of Investments for industry classifications.

**
As of June 30, 2022, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Quantitative Information about certain Level 3 Fair Value Measurements

	Value at
	June 30, 2022	Valuation Technique	Unobservable Inputs	Range[1]

Healthcare-Products
EyeSense AG, Series A—Common Shares	$44,541	Market approach	Latest round of financing with	70-90%
			an additional discount as a
			going concern using a
			probability weighted approach
Spineart SA—Common Shares	1,452,577	Market approach	Secondary share purchase	15-25%
			with an additional discount
			for lack of marketability
Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	47,086	Market approach	Latest round of financing	40-60%
			with an additional discount
			as a going concern
Total	$1,544,204

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2021	$1,573,030	$49,473	$1,622,503
Change in Unrealized Appreciation/Depreciation (a)	(75,912)	(2,387)	(78,299)
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—
Balance as of June 30, 2022	$1,497,118	$47,086	$1,544,204

Change in unrealized appreciation (depreciation) during the period
for Level 3 investments held at June 30, 2022	(75,912)	(2,387)	(78,299)

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund did not hold any derivative instruments during the six months ended June 30, 2022.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions
The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2022 and June 30, 2022, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid quarterly distributions of $0.1665 per share of the Fund’s common stock to all stockholders of record as of March 22, 2022 and June 21, 2022, respectively.

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

I. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 63% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers
American Stock Transfer & Trust Company is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2022		December 31, 2021
	Amount	Shares	Amount	Shares
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	(125	)*
Repurchased from Tender Offer (Note 7)	—	—	—	—

Net Increase/(Decrease)	—	$—	—	$(125)

*	Represents a Deposit/Withdrawal At Custodian (DWAC) fee assessed in the current fiscal year with respect to prior year stock repurchases.

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2021 and 2020 were as follows:

	2021	2020
Ordinary Income	$907,509	$1,066,099
Return of Capital	5,667,420	6,332,807
Long-Term Capital Gains	1,076,948	—
Total	$7,651,877	$7,398,906

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2021.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2021, the Fund did not have any capital loss carryovers.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

At December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$94,224,299
Unrealized appreciation	64,270,948
Unrealized depreciation	(8,333,730)
Net unrealized appreciation	55,937,218
Net unrealized on foreign currency	71,298
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(44,266)
Total distributable earnings	$55,964,250

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2021:

Record Date	Payable Date	Ordinary Income	Return of Capital	ST Cap Gains	LT Cap Gains	Total Distribution
3/22/21	3/31/21	$0.01488517	$0.10187744	$0.00142819	$0.01935920	$0.13755
6/21/21	6/30/21	0.01488517	0.10187744	0.00142819	0.01935920	0.13755
9/21/21	9/30/21	0.01488517	0.10187744	0.00142819	0.01935920	0.13755
12/21/21	12/31/21	0.01801804	0.12331947	0.00172878	0.02343371	0.16650
						$0.57915

There were no reclassifications made between total distributable earnings and paid-in capital.

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2019. On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2021. On December 10, 2021, the Board approved the Fund’s stock repurchase program for 2022 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the program during the six months ended June 30, 2022.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

Note 7—Capital Commitments
As of June 30, 2022, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$3,394,788	$—

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of June 30, 2022. The Swiss franc/U.S. dollar exchange rate as of June 30, 2022 was used for conversion and equaled 0.95735 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2022 were $12,171,392 and $12,746,150, respectively.

Note 9—Credit Facility
The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. Interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund will also be responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. The credit facility will terminate on

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

March 29, 2023. The Fund has pledged its assets as collateral to secure its obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of the assets pledged to secure its obligations under the credit agreement. As of June 30, 2022, the amount of total outstanding borrowings under the credit agreement was $1,733,000.

For the period ended June 30, 2022, the Fund’s activity under the credit facility activity was as follows:

Maximum Amount	Average	Maximum Amount	Interest	Commitment	Average
Available	Borrowings	Outstanding	Expense	Fee	Interest Rate
$15,000,000	$1,733,000	$1,733,000	$255	$9,663	2.65%

Note 10—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued.  Based on this evaluation, no adjustments or additional disclosures were deemed to be required to the financial statements as of June 30, 2022.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The Fund designated 8.75% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2021, were $0.00 and $0.00 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/21
$3,190,722	$489,118	$0.00242971	$0.00037246	13,212,254

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)

At a meeting via video conference held on March 25, 2022, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), constituting a majority of the Fund’s Board of Directors, considered and approved a proposal to renew (i) the Investment Advisory Agreement, dated as of April 17, 2014 (the “Advisory Agreement”), between the Fund and Schroder Investment Management North America Inc. (“SIMNA”), and (ii) the Sub-Advisory Agreement, dated as of April 17, 2014, as amended as of November 1, 2015, as of September 19, 2017 and as April 1, 2020 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.” and, together with SIMNA, the “Adviser”).  Prior to the meeting, Fund counsel requested, and the Adviser provided, materials to aid the Directors in their consideration of the proposal.  It was noted at the March 25, 2022 meeting that the meeting was being held by video conference notwithstanding the requirements of Section 15(c) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), in reliance on exemptive relief provided by the Securities and Exchange Commission due to the Covid-19 pandemic.  It was also noted that the Directors met over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Fund.  In addition, the Board held a meeting via video conference on March 19, 2022 with counsel and representatives of the Adviser to commence review of the materials provided and the relevant legal considerations. In approving the continuation of the Agreements, the Directors considered all factors that they considered relevant, including the specific factors described below.  The Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors considered various data and information regarding the nature, extent and quality of services provided, including, among other things, information about the background and experience of senior management and investment personnel responsible for managing the Fund. The Directors considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process and disciplined investment approach followed by those individuals in managing the Fund, including the importance of dedicated Switzerland-based portfolio managers.  The Directors considered that the Adviser’s Chief Operating Officer retired at the end of May 2021 and was not replaced and that his duties were allocated to the Adviser’s existing management.  The  Directors noted that the Fund continued to have access to management of the Adviser as and when needed.

The Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. The Directors considered the Fund’s performance against the Swiss Performance Index (the “SPI”) and against a list of non-U.S. funds that invest in Swiss equities in the Morningstar Category “Switzerland Large-Cap Equity (offshore territories)”, which includes two non-U.S. funds advised by the Adviser. Although the performance data for funds in the list included

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(continued)

one-year, two-year, three-year, five-year and 10-year returns ended December 31, 2021, the Directors considered most relevant the total returns for the one-year, two-year, and five year periods ended December 31, 2021 due to the fact that the Adviser commenced management of the Fund effective July 1, 2014.

The Directors noted that the Fund’s total return based on net asset value on an absolute basis was a strong 16.09% for the one year period ended December 31, 2021, and that its total return based on share price over that period was 18.25%, both slightly underperforming the 19.15% increase in the SPI for the same period.  The Directors also noted that for the three year and five year periods ending December 31, 2021, the Fund’s total return based on share price underperformed the SPI by 2.93% and 1.83%, respectively, and that the Fund’s total return based on net asset value under underperformed the SPI for those periods by 3.69% and 2.04%, respectively.  The Directors noted that for the two month period ended February 28, 2022, the Fund underperformed the SPI based on net asset value (-0.34%) and based on share price (-1.78%).  The Directors also noted that the Fund generally outperformed the Adviser’s non-U.S. peer funds on a total return net asset value basis for the one-year and five-year periods ended December 31, 2021 while slightly underperforming such funds for the three year period ended December 31, 2021.  The Directors also observed that, unlike the Fund, the returns of the SPI and the peer funds were not subject to the same regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act.

The Directors reviewed the information provided by the Adviser and compiled by Broadridge showing a comparison of the Adviser’s fee rate for the Fund, as well as the Fund’s expense ratio, compared to a peer group of U.S. registered closed-end funds selected independently by Broadridge having similar objectives, strategies and asset sizes as the Fund.  The Directors noted that the Fund ranked in the second quintile with respect to the Adviser’s contractual fee, second quintile with respect to the Adviser’s actual fee, fifth quintile with respect to the Fund’s total expenses and fifth quintile with respect to the Fund’s non-management expenses. The Directors considered that in November 2018 the Fund completed a large self-tender offer that reduced the size of the Fund and thereby increased expense ratios for the Fund commencing in 2019. The Directors considered that the peer non-U.S. funds advised by the Adviser had higher management fees compared to the Fund.

The Directors considered information regarding the profitability of the Fund’s advisory arrangements to the Adviser.  The Adviser discussed the methodology utilized for determining its profitability.  The Directors determined that the level of profitability did not appear inappropriate or unreasonable at this time.  The Directors noted that the Adviser experienced an increase in profitability in 2021 compared to 2020 due to an increase in the dollar amount of assets under management during the year.  During 2021 the Fund had average net assets of $144 million whereas during 2020 the Fund had average net assets of $126 million.

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(concluded)

potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations, and that due to the Fund’s significant tender offer completed in November 2018, it does not appear that the Fund will likely experience economies of scale in the near future. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the Advisory Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that these breakpoints would benefit stockholders.

The Directors considered information regarding the financial position of each of SIMNA and SIMNA Ltd. and were satisfied that they each have adequate resources to continue to perform the services required under the Agreements.

The Directors considered other benefits that the Adviser or its parent could be considered to derive from their relationship with the Fund, including the marketing value of the Fund’s performance in attracting other clients. The Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent Directors, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by the Adviser and, therefore, approved the continuation of the Agreements.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of June 30, 2022.

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities
	Member of the	Cactus Trading since 1990	Fund since 2018; Director of
Age: 79	Audit Committee		Emergent Capital, Inc. (formerly,
	(2018); Member of		Imperial Holdings, Inc.) until 2016
the Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities
	Member and	Senior Advisor, Markston	Fund since 2018; Director of FAX
Age: 54	Chair of the Audit	International LLC until 2019; Director,	(Aberdeen Asia Pacific Income
	Committee (2017);	Market Strategist and Head of	Fund) and FCO (Aberdeen Global
	Lead Independent	Proprietary Trading (London Branch),	Income Fund) since 2018; Director of
	Director (2018)	Landesbank Berlin AG and	IAF (Aberdeen Australia Equity Fund)
		Landesbank Berlin Holding AG	since 2004; Director of Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Greater China Fund until 2018;
		from 1996 to 2013	Chairman and Director of
Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Partner, Bulldog Investors, LLP;	President and Director of Special
	(2017) and	Principal of the former general partner	Opportunities Fund, Inc. since
Age: 56	Chairman (2018)	of several private investment	2009; Trustee, Crossroads
		partnerships in the Bulldog	Liquidating Trust (formerly,
		Investors group of private funds;	Crossroads Capital, Inc.) from
		Principal of the managing general	2015-2020; President and Trustee of
		partner of Bulldog Investors	High Income Securities Fund since
		General Partnership	2018; Director, Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; Director, Emergent
Capital, Inc. until 2017

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class III
Phillip F. Goldstein	Director (2018);	Partner of Bulldog Investors, LLP	Chairman and Director of The
	Member and	since 2009; Principal of the former	Mexico Equity and Income Fund,
Age: 77	Chair of the	general partner of several private	Inc. since 2000; Chairman,
	Governance/	investment partnerships in the	Director and Secretary of Special
	Nominating	Bulldog Investors group of private	Opportunities Fund, Inc. since
	Committee (2018)	funds since 2009	2009; Chairman and Secretary of
High Income Securities Fund since
2018; Director of Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; MVC Capital, Inc. from
2012-2020; Trustee of Crossroads
Liquidating Trust (formerly,
Crossroads Capital, Inc.) from
2016-2020; Chairman and
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and
	Member of the	The Mexico Equity and Income Fund,	Income Fund, Inc. since 2001;
Age: 84	Audit Committee	Inc. from 2001 through March 31,	Special Opportunities Fund, Inc.
	(2018); Member	2020 and Special Opportunities	since 2009; Fiera Capital Series Trust
	and Chair of the	Fund, Inc. from 2009 through	since 2017; Trustee of High
	Pricing Committee	March 31, 2020; Managing Director	Income Securities Fund since 2018;
	(2018)	of Hellerman Associates (a financial	MVC Capital, Inc. from
		and corporate consulting firm)	2003-2020; Trustee of Crossroads
		since 1993 (which terminated	Liquidating Trust (formerly, Crossroads
		activities as of December 31, 2013)	Capital, Inc.) from 2017-2020;
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017; Ironsides Partners
Opportunity Offshore Fund Ltd.
until 2016

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of June 30, 2022.

Officers[2]
Name,	Position(s)	Term of Office and	Principal Occupation(s)
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years
Andrew Dakos	President and	President and Chief	Partner, Bulldog Investors, LLP;
	Chief Executive	Executive Officer since 2019;	Principal of the former general
Age: 56	Officer; Director	Chairman since 2018;	partner of several private
	and Chairman.	Director since 2017	investment partnerships in the
Bulldog Investors group of private
funds; Principal of the managing
general partner of Bulldog
Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,
	Officer		Bulldog Investors, LLP;
Age: 53			Chief Financial Officer
and Treasurer of Special
Opportunities Fund; Treasurer
of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief
	Officer		Compliance Officer of Bulldog
Age: 52			Investors, LLP; Chief Compliance
Officer of High Income Securities
Fund, Special Opportunities Fund,
Inc., and Mexico Equity and
Income Fund, Inc.; Principal of The
Law Office of Stephanie Darling;
Editor-in-Chief of The
Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog
Investors, LLP
Age: 53

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director

[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $990.9 billion in assets under management and administration as of December 31, 2021.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/22 – 1/31/22	N/A	N/A	N/A	N/A
2/1/22 – 2/28/22	N/A	N/A	N/A	N/A
3/1/22 – 3/31/22	N/A	N/A	N/A	N/A
4/1/22 – 4/30/22	N/A	N/A	N/A	N/A
5/1/22 – 5/31/22	N/A	N/A	N/A	N/A
6/1/22 – 6/30/22	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended June 30, 2022 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Swiss Helvetia Fund, Inc.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     8/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     8/29/2022

By (Signature and Title)      /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     8/29/2022